                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2006
                              (September 11, 2006)

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                                 1-10986                           11-2148932
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(State or other jurisdiction of           (Commission File Number)               (IRS Employer
      incorporation)                                                           Identification No.)

    1938 New Highway, Farmingdale, NY                                          11735
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(Address of principal executive offices)                                     (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
                                                           --------------

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          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [  ]  Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

          [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

          [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

                  MISONIX, INC. (the "Company") and Fleet National Bank, a Bank
                  of America Company (the "Bank") are parties to the Loan and
                  Security Agreement dated as of January 18, 2002, as amended by
                  Amendment No. 1 to the Loan and Security Agreement dated as of
                  November 12, 2002, as further amended by Amendment No. 2 to the Loan and Security Agreement dated June 20, 2003, as
                  further amended by Amendment No. 3 to the Loan and Security
                  Agreement dated as of January 18, 2005, as further amended by
                  Amendment No. 4 to the Loan and Security Agreement dated as of
                  February 18, 2005, as further amended by Amendment No. 5 to the Loan and Security Agreement dated as of February 14, 2006 and as further amended by Amendment No. 6 to the Loan and
                  Security Agreement dated on or about May 11, 2006
                  (collectively, the "Agreement").

                  As of September 12, 2006, the Company and the Bank entered into a letter agreement (the "Waiver Letter") waiving the
                  Company's failure to comply with the financial covenants
                  contained in the Agreement pertaining to (i) the Quick Ratio
                  (as defined in the Agreement) required to be maintained at
                  June 30, 2006; (ii) permitting an operating loss in any two consecutive two-quarter period as of June 30, 2006; and (iii)
                  the minimum consolidated EBITDA (as defined in the Agreement)
                  required to be maintained at June 30, 2006.

                  The Company entered into Amendment No. 7, dated as of
                  September 12, 2006, to the Agreement (the "Amendment") with the Bank. The Amendment modifies the definition of "Borrowing
                  Capacity" under the Agreement to provide that the Company can borrow up to $2,000,000. Previously, the Company was able to borrow up to (i) $6,000,000, provided that the Company
                  demonstrates to the Bank that all of the financial covenants set forth in the Agreement have been complied with, or (ii)
                  $2,500,000, so long as the Company fails to demonstrate to the
                  Bank that all of the financial covenants have been complied with. The Amendment also amends the definition of (i)
                  "Floating Rate Option" to mean the Bank's Prime Rate (as
                  defined in the Agreement) plus two (2) percent and (ii)
                  "Interest Rate" to eliminate the Libor Rate Option (as defined in the Agreement).

                  The foregoing description of the Waiver Letter and the
                  Amendment is qualified in its entirety by reference to the provisions of the Amendment and the Waiver Letter attached to this report as Exhibits 10(bbb) and (ccc), respectively.

Item 9.01         Financial Statements and Exhibits.

(d)               Exhibits.

                  Exhibit 10(bbb) Letter Agreement dated as of September 12,
                  2006.

                  Exhibit 10(ccc) Amendment No. 7 to the Loan and Security
                  Agreement.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 29, 2006                MISONIX, INC.

                                           By: /s/ Richard Zaremba
                                               -------------------
                                               Richard Zaremba
                                               Senior Vice President and Chief
                                               Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
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10(bbb)           Letter Agreement dated as of September 12, 2006

10(ccc)           Amendment No. 7 to the Loan and Security Agreement

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